UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-03734

EuroPacific Growth Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Brian C. Janssen

EuroPacific Growth Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

EuroPacific Growth Fund® Annual report for the year ended March 31, 2024

Tap into the growth
potential of
international equities

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

EuroPacific Growth Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

15	Financial statements

40	Board of trustees and other officers

Fellow investors:

During a 12-month period when international equities rallied, EuroPacific Growth Fund generated strong results and finished ahead of its primary benchmark.

The fund’s Class F-2 shares rose 13.36% for the fiscal year ended March 31, 2024. That result compares with a 13.26% return for the MSCI ACWI (All Country World Index) ex USA, which reflects the returns of more than 40 developed and developing country stock markets. The fund’s Class F-2 share results include a dividend of $1.05 per share. Both the fund and the index rebounded sharply from negative results in the prior fiscal year.

Equity markets advance

International markets moved higher as inflation cooled in most of the world’s major economic regions. After soaring the prior fiscal year, consumer prices declined rapidly under the weight of higher interest rates. The European Central Bank, the Bank of England and the U.S. Federal Reserve kept rates at relatively high levels in a bid to tame high inflation, which was sparked by massive government stimulus measures and global supply chain disruptions during the COVID-19 pandemic. By the first quarter of 2024, inflation had fallen enough that many investors started to speculate on the timing of interest rate cuts by the world’s largest central banks.

Stocks rose in all major developed markets, led by the U.S., Europe and Japan. European stocks advanced despite sluggish economic growth in the 20-member eurozone. Germany’s manufacturing sector was hit particularly hard by an economic slowdown in China, Germany’s largest trading partner. Japanese stocks generated impressive gains amid strong company earnings and shareholder-friendly corporate governance reforms. However, like Europe, Japan’s economy continued to struggle with weak growth rates. Emerging markets stocks were mixed as China’s economic woes and rising geopolitical tensions continued to put a damper on global trade. Conversely, India markets rallied as the Indian economy posted one of the fastest growth rates in the world.

Results at a glance

For periods ended March 31, 2024, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1]

EuroPacific Growth Fund (Class F-2 shares)[2,3]	13.36%	6.80%	5.47%	10.20%
EuroPacific Growth Fund (Class A shares)	13.07	6.52	5.21	9.97
MSCI ACWI (All Country World Index) ex USA[4]	13.26	5.97	4.25	8.19

Past results are not predictive of results in future periods.

[1]	Lifetime results are as of April 16, 1984, the inception date of Class A shares.
[2]	Results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
[3]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[4]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. Results of MSCI ACWI ex USA reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. There have been periods when the fund has lagged the index. Source: MSCI.

EuroPacific Growth Fund	1

Market gains were tempered by ongoing conflicts in various hotspots around the world. Russian markets remained largely isolated by international sanctions as Russia’s invasion of Ukraine entered its second year. In October, new hostilities broke out in the Middle East as Hamas launched a brutal attack against Israel. Punishing counterattacks by Israeli defense forces threatened to spark a wider conflict across the Middle East. Meanwhile, U.S.-China tensions continued to rise as tariffs and economic troubles dampened trade between the two nations. For the first time in years, Mexico surpassed China as the United States’ No. 1 trading partner.

Sector returns mostly positive

Nine of 11 sectors moved higher during the 12-month period. Information technology stocks enjoyed the largest gains, lifted by investor enthusiasm for rapid advancements in artificial intelligence. Semiconductor stocks rose sharply as demand soared for advanced computer chips used to power AI platforms. Financial stocks also rallied as higher interest rates boosted the profitability of banks and other lenders. Industrial stocks advanced as increases in defense spending by many nations buoyed the shares of aerospace and defense companies. Construction and engineering firms also benefited from the rise of “friendshoring,” or the expansion of trade and manufacturing facilities to friendly nations at a time when geopolitical tensions are on the rise.

Consumer staples stocks declined. Faced with elevated inflation, consumers cut back spending on some high-cost household appliances and alcoholic beverages. Stocks in the communication services sector also fell as investor enthusiasm waned for interactive media and gaming companies, many of which had seen their share prices rise sharply during the pandemic. Meanwhile, stocks in the utilities, materials, real estate and consumer discretionary sectors lagged the overall market gains.

Inside the portfolio

Select investments in the information technology sector produced solid results for the fund. Among IT stocks, Shopify was the largest contributor as the e-commerce firm posted strong financial results and partially recovered from steep losses during the prior 12-month period. Industrial stocks also proved to be a bright spot as shares of Airbus and Safran rallied. The two French aerospace giants benefited from a rebound in post-pandemic air travel, while Safran’s earnings were also boosted by increased military spending.

Among all holdings in the portfolio, Novo Nordisk was the top contributor to results. Shares of the Denmark-based health care company soared on the popularity of its GLP-1 (glucagon-like-peptide-1) drugs, Ozempic and Wegovy, as doctors increasingly started prescribing them for non-diabetic patients seeking to lose weight. Elsewhere in the health care sector, shares of Daiichi Sankyo declined after the Japanese pharmaceutical company reported disappointing clinical trial results for a highly anticipated lung cancer treatment.

The largest detractor from results was Sea Limited, a Singapore-based tech conglomerate with operations in e-commerce, financial services and gaming. Shares of Sea dipped in the first quarter of 2023 after operating expenses and provisions for credit losses increased. At the end of the fiscal year, Sea was no longer held in the fund. Elsewhere in the portfolio, shares of Hong Kong-listed

2	EuroPacific Growth Fund

insurer AIA Group were hurt by slowing demand for insurance policies and a higher equity risk premium in China. Shares of Canada-based First Quantum Minerals declined sharply amid growing local political opposition to its largest copper mine in Panama.

Looking ahead

The outlook for international equities has improved, given macroeconomic tailwinds, accelerating corporate earnings and better-than-expected economic activity, particularly in the U.S. and India. Compared with the prior fiscal year, inflation levels have fallen dramatically around the world as central banks have kept interest rates at relatively high levels. It appears the battle against inflation is close to being won and, so far, it has been achieved without inducing a global recession. That turn of events is remarkable, given the near universal recession expectations a year ago.

Against this backdrop, market returns have started to broaden out, no longer dominated by just a handful of mega-cap U.S. technology stocks. There is no better example of that than Japan, which has enjoyed one of the strongest stock market rallies in the developed world, with key Japanese indexes surpassing levels last seen in the late 1980s. European stocks, while more muted in returns, have continued to move higher despite sluggish economic growth in the eurozone and recessionary conditions in Germany. That, too, is a remarkable achievement in a high interest-rate environment.

Going forward, the confluence of these events leaves us with a market that we believe will be increasingly focused on company fundamentals. Much will depend on the ability of companies to deliver top-line growth well beyond what they are getting simply from price increases. Valuations have recovered substantially in some sectors from the bear market of 2022, assisted by generally favorable macro conditions, so the next leg up will be largely determined by the achievements of superior companies maneuvering in a more challenging global environment.

With our emphasis on active stock selection, we remain confident that we have the right people in place all over the world to monitor developments and make decisions based on deep, company-specific fundamental research. That has always formed the basis of our long-term investment approach, and we believe it will be even more important in the years ahead.

Thank you for your commitment to the fund, and we look forward to reporting to you again in six months.

Sincerely,

Gerald Du Manoir
Co-President

Carl M. Kawaja
Co-President

Christopher Thomsen
Co-President

May 9, 2024

For current information about the fund, refer to capitalgroup.com.

EuroPacific Growth Fund	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.50% prior to July 1, 1988.
[3]	For the period April 16, 1984, commencement of operations, through March 31, 1985.
[4]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[5]	From April 16, 1984, through December 31, 1987, the MSCI EAFE (Europe, Australasia, Far East) Index was used because the MSCI ACWI (All Country World Index) ex USA did not yet exist. Since January 1, 1988, the MSCI ACWI ex USA has been used. The MSCI EAFE Index reflects dividends net of withholding taxes. The MSCI ACWI ex USA reflects dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[6]	Assumes payment of the maximum 5.75% sales charge.

Average annual total returns based on a $1,000 investment
(for periods ended March 31, 2024)

	1 year	5 years	10 years
Class F-2 shares	13.36%	6.80%	5.47%
Class A shares*	6.58	5.27	4.59

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratio is 0.57% for Class F-2 and 0.85% for Class A shares as of the prospectus dated June 1, 2024 (unaudited).

$600,000
400,000
200,000
100,000
80,000
60,000
40,000
20,000
10,000
8,000
Year ended March 31
1985[3]
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999

4	EuroPacific Growth Fund

How a hypothetical $10,000 investment has grown

This chart shows how a hypothetical $10,000 investment in Class F-2 and Class A shares of EuroPacific Growth Fund grew from April 16, 1984, to March 31, 2024. As you can see, the investment grew to $485,155 or $419,657, respectively.

EuroPacific Growth Fund	5

Investment portfolio March 31, 2024

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Eurozone*	30.18%
Japan	11.95
United Kingdom	9.35
India	7.17
Canada	6.74
Denmark	5.80
Taiwan	3.85
United States	3.62
China	3.57
Other countries	14.79
Short-term securities & other assets less liabilities	2.98
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

Common stocks 96.52%	Shares	Value (000)
Industrials 17.43%
Airbus SE, non-registered shares	20,580,749	$3,790,589
Safran SA	15,465,852	3,504,754
Siemens AG	7,599,636	1,450,872
Recruit Holdings Co., Ltd.	30,290,524	1,342,043
Techtronic Industries Co., Ltd.	71,751,091	972,644
Kingspan Group PLC[1]	10,341,625	942,325
Melrose Industries PLC[1]	110,211,479	936,166
SMC Corp.	1,314,379	736,549
MTU Aero Engines AG	2,626,007	666,338
Rheinmetall AG, non-registered shares	1,048,530	589,359
Trane Technologies PLC	1,955,243	586,964
Mitsui & Co., Ltd.	11,804,700	554,130
Schneider Electric SE	2,417,558	546,805
DSV A/S	3,040,494	493,420
Rentokil Initial PLC	75,318,335	448,412
Rolls-Royce Holdings PLC[2]	81,266,619	437,669
ABB, Ltd.	9,411,394	437,150
Ashtead Group PLC	5,751,799	409,443
Bunzl PLC	9,265,335	356,441
Larsen & Toubro, Ltd.	7,310,099	329,900
IMCD NV	1,658,583	292,292
AB Volvo, Class B	10,593,916	287,117
International Consolidated Airlines Group SA (CDI)[2]	122,334,467	272,910
Wolters Kluwer NV	1,709,310	267,762
Ryanair Holdings PLC (ADR)	1,715,893	249,817
BAE Systems PLC	12,648,577	215,440
Shenzhen Inovance Technology Co., Ltd., Class A	25,422,166	215,338
Daikin Industries, Ltd.	1,555,200	211,634
ASSA ABLOY AB, Class B	6,837,942	196,182
TFI International, Inc.[3]	1,173,309	187,096
Grab Holdings, Ltd., Class A2	53,995,369	169,545
Canadian Pacific Kansas City, Ltd.	1,866,305	164,552
Rumo SA	34,489,564	153,076
Brenntag SE	1,751,816	147,567
Canadian National Railway Co. (CAD denominated)	1,074,740	141,524
DHL Group	3,082,742	132,750
Mitsubishi Corp.	5,661,900	130,420
Thales SA	706,549	120,475
Adecco Group AG	2,918,371	115,395
Airports of Thailand PCL, foreign registered shares	58,474,713	104,992
InPost SA2	6,505,749	100,263
Deutsche Lufthansa AG	12,655,496	99,410
Ferguson PLC	440,301	96,175
NIBE Industrier AB, Class B	18,488,858	90,786

6	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Lifco AB, Class B	3,344,637	$87,366
Hitachi, Ltd.	930,600	85,480
Fluidra, SA, non-registered shares	3,597,667	85,079
ZTO Express (Cayman), Inc., Class A (ADR)	2,940,138	61,566
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	3,753,279	60,282
AirTAC International Group	1,721,923	60,261
Epiroc AB, Class B	1,799,570	30,481
Epiroc AB, Class A	1,570,807	29,511
Komatsu, Ltd.	1,818,700	53,139
Diploma PLC	1,111,232	52,203
AutoStore Holdings, Ltd.[2]	27,429,467	50,480
ITOCHU Corp.[3]	1,013,500	43,290
VAT Group AG	82,288	42,638
Astra International Tbk PT	125,352,257	40,717
TELUS International (Cda), Inc., subordinate voting shares[2]	4,221,346	35,713
Legrand SA	301,076	31,903
Spirax-Sarco Engineering PLC	186,661	23,677
Wizz Air Holdings PLC[2]	698,165	18,910
Rational AG	18,855	16,253
Toromont Industries, Ltd.	55,500	5,341
		24,608,781

Information technology 17.33%
Taiwan Semiconductor Manufacturing Co., Ltd.	185,070,501	4,504,817
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,272,380	717,308
ASML Holding NV	3,145,147	3,027,361
SAP SE	12,187,222	2,372,721
Shopify, Inc., Class A, subordinate voting shares[2]	21,678,278	1,672,913
Tokyo Electron, Ltd.	5,535,283	1,446,896
SK hynix, Inc.	9,847,794	1,338,642
Capgemini SE	5,276,296	1,214,174
Samsung Electronics Co., Ltd.	17,261,761	1,056,542
NEC Corp.[3]	11,754,470	853,360
Keyence Corp.	1,652,715	759,214
ASM International NV	973,972	594,630
Sage Group PLC (The)	33,617,430	536,955
NICE, Ltd. (ADR)[2,3]	1,856,569	483,859
Disco Corp.	1,205,400	455,389
Renesas Electronics Corp.	24,293,000	428,554
Constellation Software, Inc.	144,647	395,108
Fujitsu, Ltd.	21,804,290	358,652
Dassault Systemes SE	8,049,606	356,404
STMicroelectronics NV	8,117,587	349,606
TDK Corp.	5,114,300	252,742
OBIC Co., Ltd.	1,333,845	200,676
Nemetschek SE	1,487,091	147,151
NXP Semiconductors NV	557,892	138,229
Lasertec Corp.	498,900	137,759
Nomura Research Institute, Ltd.	4,527,900	126,912
Tata Consultancy Services, Ltd.	2,249,221	104,537
Halma PLC	2,577,433	77,033
Advantech Co., Ltd.	5,994,000	75,666
MediaTek, Inc.	1,601,000	59,781
Kokusai Electric Corp.[3]	1,951,200	54,007
Infosys, Ltd.	2,868,376	51,521
Canva, Inc.[2,4,5]	37,779	40,297
Reply SpA	231,665	32,791
ALTEN SA, non-registered shares	177,869	25,944
E Ink Holdings, Inc.	2,419,000	17,309
		24,465,460

Financials 12.95%
Banco Bilbao Vizcaya Argentaria, SA	129,176,557	1,538,558
AIA Group, Ltd.	222,558,267	1,494,262
Kotak Mahindra Bank, Ltd.	56,488,630	1,209,322
NU Holdings, Ltd. / Cayman Islands, Class A2	98,682,791	1,177,286
ICICI Bank, Ltd.	65,925,193	864,195
ICICI Bank, Ltd. (ADR)	2,939,259	77,626

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Financials (continued)
UBS Group AG	21,827,352	$671,387
Edenred SA	11,358,115	606,068
UniCredit SpA	15,421,845	585,237
London Stock Exchange Group PLC	4,603,699	551,422
Aon PLC, Class A	1,551,730	517,843
ING Groep NV	31,114,232	511,771
3i Group PLC	14,271,332	505,973
Aegon, Ltd.	77,904,147	474,865
Brookfield Corp., Class A	10,825,886	453,280
FinecoBank SpA	29,888,102	447,719
Bank Central Asia Tbk PT	644,038,900	409,252
Bank Mandiri (Persero) Tbk PT	817,801,303	373,955
HDFC Bank, Ltd.	21,155,987	367,276
Adyen NV2	207,279	350,641
Axis Bank, Ltd.	27,813,846	349,230
Jio Financial Services, Ltd.[2]	81,596,106	346,088
Tokio Marine Holdings, Inc.	10,134,900	314,866
Bajaj Finserv, Ltd.	13,890,000	273,770
Hana Financial Group, Inc.	5,868,256	251,512
AXA SA3	6,683,549	251,035
Deutsche Bank AG	15,708,734	247,126
B3 SA - Brasil, Bolsa, Balcao	102,080,754	244,038
Bajaj Finance, Ltd.	2,635,688	228,965
Erste Group Bank AG	4,825,126	214,991
KB Financial Group, Inc.	3,273,691	169,004
EXOR NV	1,333,490	148,251
DBS Group Holdings, Ltd.	5,544,934	147,961
Münchener Rückversicherungs-Gesellschaft AG	298,238	145,529
Resona Holdings, Inc.[3]	22,311,800	140,064
Grupo Financiero Banorte, SAB de CV, Series O	12,464,163	132,233
Euronext NV	1,379,857	131,300
Royal Bank of Canada	1,249,826	126,057
Cholamandalam Investment and Finance Co., Ltd.	8,516,965	118,111
Bridgepoint Group PLC	35,820,173	117,638
XP, Inc., Class A	4,033,261	103,493
Intact Financial Corp.	630,039	102,347
Mizuho Financial Group, Inc.	5,006,500	100,739
Skandinaviska Enskilda Banken AB, Class A	6,347,074	85,950
East Money Information Co., Ltd., Class A	41,445,440	73,917
Bank Rakyat Indonesia (Persero) Tbk PT	190,934,400	72,857
NatWest Group PLC	20,013,877	67,067
Prudential PLC	6,222,648	58,355
Hiscox, Ltd.	3,661,717	57,308
DNB Bank ASA	2,603,412	51,581
Checkout Payments Group, Ltd., Class B2,4,5	479,280	47,736
BDO Unibank, Inc.	14,762,200	40,572
Ping An Insurance (Group) Company of China, Ltd., Class H	7,087,734	29,929
Partners Group Holding AG	20,501	29,279
Discovery, Ltd.	4,226,491	26,919
Dai-ichi Life Holdings, Inc.	883,000	22,475
Bank of Montreal	202,291	19,750
Worldline SA, non-registered shares[2]	645,761	7,998
PB Fintech, Ltd.[2]	422,651	5,697
Sberbank of Russia PJSC[4]	48,140,292	—	[6]
		18,289,676

Consumer discretionary 11.82%
Flutter Entertainment PLC[1,2]	10,702,592	2,113,655
LVMH Moët Hennessy-Louis Vuitton SE	2,199,199	1,978,041
MercadoLibre, Inc.[2]	1,298,187	1,962,807
adidas AG	4,880,809	1,089,992
Evolution AB	5,166,424	642,231
Compagnie Financière Richemont SA, Class A	4,120,179	628,181
Maruti Suzuki India, Ltd.	3,659,034	552,802
Ferrari NV (EUR denominated)	1,235,546	538,519
Sony Group Corp.	6,276,633	538,394
Galaxy Entertainment Group, Ltd.	98,237,374	493,264
Amadeus IT Group SA, Class A, non-registered shares	7,608,494	487,909

8	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
InterContinental Hotels Group PLC	4,625,779	$481,203
Midea Group Co., Ltd., Class A	49,155,162	436,772
Booking Holdings, Inc.	98,236	356,388
Industria de Diseño Textil, SA	6,882,094	346,513
Kering SA	810,906	320,500
Entain PLC	30,139,717	303,338
Trip.com Group, Ltd. (ADR)[2]	6,498,641	285,225
Mercedes-Benz Group AG	3,448,664	274,617
Pan Pacific International Holdings Corp.	9,918,100	264,889
Coupang, Inc., Class A2	13,019,300	231,613
NEXT PLC	1,742,006	202,981
Titan Co., Ltd.	4,185,820	190,805
Meituan, Class B2	14,811,400	183,181
Stellantis NV	5,366,390	152,525
Nitori Holdings Co., Ltd.	942,460	146,929
B&M European Value Retail SA	20,023,027	137,935
Mahindra & Mahindra, Ltd.	5,956,278	137,215
Hermès International	48,990	125,050
D’Ieteren Group	551,922	122,423
Dowlais Group PLC[1]	93,516,517	92,065
TVS Motor Co., Ltd.	3,449,076	88,989
Prosus NV, Class N	2,770,676	86,909
Zalando SE, non-registered shares[2]	3,005,584	85,896
BYD Co., Ltd., Class H2	2,458,000	63,311
BYD Co., Ltd., Class A2	681,241	19,140
Sands China, Ltd.[2]	26,853,200	75,651
Alibaba Group Holding, Ltd.	8,111,700	72,806
Toyota Motor Corp.	2,785,400	69,773
Shenzhou International Group Holdings, Ltd.	7,275,600	68,881
Dollarama, Inc.	867,072	66,054
Bridgestone Corp.	1,384,700	60,884
Li Auto, Inc., Class A2	2,281,046	35,352
Li Auto, Inc., Class A (ADR)[2]	358,496	10,855
China Tourism Group Duty Free Corp., Ltd., Class H3	2,486,900	24,783
China Tourism Group Duty Free Corp., Ltd., Class A	479,962	5,673
H World Group, Ltd. (ADR)	729,168	28,219
Suzuki Motor Corp.	220,100	2,528
JD.com, Inc., Class A	95,600	1,318
		16,684,984

Health care 11.43%
Novo Nordisk AS, Class B	54,732,739	6,976,714
Daiichi Sankyo Co., Ltd.	73,082,310	2,306,211
AstraZeneca PLC	12,741,819	1,717,245
EssilorLuxottica SA	3,561,472	805,729
Argenx SE (ADR)[2]	1,131,061	445,321
Argenx SE, non-registered shares[2]	151,536	59,852
HOYA Corp.	3,472,593	429,888
Sanofi	3,889,675	381,702
Sonova Holding AG	1,291,640	373,950
Genmab AS2	912,327	274,997
Eurofins Scientific SE, non-registered shares	4,010,666	255,634
UCB SA	2,017,517	249,003
Lonza Group AG	406,663	243,587
Siemens Healthineers AG	3,350,200	205,007
Hypera SA, ordinary nominative shares	29,270,999	192,187
BeiGene, Ltd. (ADR)[2]	1,053,592	164,771
Coloplast AS, Class B	1,126,375	151,903
Sartorius Stedim Biotech SA	517,774	147,638
Innovent Biologics, Inc.[2]	26,434,000	127,325
Grifols, SA, Class A, non-registered shares[2,3]	13,751,807	123,704
Asahi Intecc Co., Ltd.	5,623,300	97,864
WuXi AppTec Co., Ltd., Class H3	11,842,608	56,135
WuXi AppTec Co., Ltd., Class A	5,597,352	35,764
bioMérieux SA	818,157	90,253
Ambu AS, Class B, non-registered shares[2]	4,537,492	74,522
Rede D’Or Sao Luiz SA	7,659,500	38,653
WuXi Biologics (Cayman), Inc.[2]	15,894,357	29,039

EuroPacific Growth Fund	9

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Bachem Holding AG3	242,697	$23,251
Koninklijke Philips NV	1,152,023	23,125
CSL, Ltd.	122,239	22,935
Straumann Holding AG	115,306	18,411
		16,142,320

Materials 8.36%
Fortescue, Ltd.	119,113,237	1,994,838
Glencore PLC	361,567,476	1,986,502
Shin-Etsu Chemical Co., Ltd.	28,776,200	1,251,569
Linde PLC	2,127,428	987,807
Ivanhoe Mines, Ltd., Class A2	35,520,231	423,762
Ivanhoe Mines, Ltd., Class A2,5	25,725,343	306,908
Sika AG	2,258,072	672,527
Vale SA, ordinary nominative shares	28,429,401	344,810
Vale SA (ADR), ordinary nominative shares	16,881,955	205,791
First Quantum Minerals, Ltd.[1]	47,372,662	509,207
Heidelberg Materials AG, non-registered shares	4,489,407	493,784
DSM-Firmenich AG	4,322,606	491,527
Lundin Mining Corp.[1]	46,480,734	475,599
Rio Tinto PLC	4,021,952	254,678
Air Liquide SA3	1,133,472	235,814
CRH PLC	2,222,087	191,677
Givaudan SA	38,827	172,899
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[2]	18,544,169	167,083
Antofagasta PLC	5,667,253	145,848
OCI NV	4,896,367	134,121
Arkema SA	1,248,894	131,422
BASF SE	2,272,915	129,792
Wacker Chemie AG	869,816	98,110
		11,806,075

Energy 6.29%
Reliance Industries, Ltd.	81,602,916	2,907,579
Canadian Natural Resources, Ltd. (CAD denominated)	34,423,389	2,625,941
TotalEnergies SE	20,340,507	1,392,808
Cenovus Energy, Inc. (CAD denominated)	60,939,080	1,218,287
Cenovus Energy, Inc.	2,359,176	47,160
Tourmaline Oil Corp.	7,580,094	354,396
BP PLC	17,883,003	111,885
Neste OYJ	3,865,153	104,665
Shell PLC (EUR denominated)	2,423,011	80,918
Aker BP ASA	1,394,588	34,658
Gazprom PJSC[2,4]	79,314,536	—	[6]
Rosneft Oil Co. PJSC[4]	3,432,340	—	[6]
		8,878,297

Consumer staples 5.87%
Kweichow Moutai Co., Ltd., Class A	4,909,780	1,156,821
Nestlé SA	10,617,904	1,127,310
Ajinomoto Co., Inc.	23,347,500	872,948
Seven & i Holdings Co., Ltd.	47,231,244	688,282
Danone SA	9,848,461	636,332
Philip Morris International, Inc.	5,127,241	469,758
Pernod Ricard SA	2,465,264	398,815
Anheuser-Busch InBev SA/NV	6,020,379	366,713
Treasury Wine Estates, Ltd.	30,675,434	248,871
Carlsberg A/S, Class B	1,603,920	218,902
Chocoladefabriken Lindt & Sprüngli AG, nonvoting shares	17,106	204,661
Godrej Consumer Products, Ltd.	12,800,404	192,123
Kobe Bussan Co., Ltd.	7,684,700	189,706
British American Tobacco PLC	6,133,501	186,258
Alimentation Couche-Tard, Inc.	3,221,152	183,845
L’Oréal SA, non-registered shares	378,424	179,084
JBS SA	37,335,309	160,049
Avenue Supermarts, Ltd.[2]	2,713,697	147,251
Fomento Económico Mexicano, SAB de CV	9,040,550	117,267
Diageo PLC	2,919,827	107,812

10	EuroPacific Growth Fund

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Uni-Charm Corp.	2,960,864	$94,549
Asahi Group Holdings, Ltd.	2,450,100	90,345
Suntory Beverage & Food, Ltd.	2,546,600	84,769
Imperial Brands PLC	3,382,648	75,569
Reckitt Benckiser Group PLC	1,108,501	63,127
Foshan Haitian Flavouring and Food Co., Ltd., Class A	3,713,720	20,250
		8,281,417

Communication services 3.48%
Bharti Airtel, Ltd.	106,137,122	1,563,503
Bharti Airtel, Ltd., interim shares	1,365,265	13,453
Tencent Holdings, Ltd.	18,284,030	709,692
Publicis Groupe SA	5,569,993	607,228
NetEase, Inc.	27,530,700	572,640
Universal Music Group NV	11,148,647	335,333
Nintendo Co., Ltd.	5,231,800	283,260
SoftBank Group Corp.	4,125,700	244,250
Deutsche Telekom AG	6,546,628	158,914
Capcom Co., Ltd.	5,071,200	93,632
Ubisoft Entertainment SA2	3,561,347	74,941
Nippon Telegraph and Telephone Corp.	60,997,800	72,450
HYBE Co., Ltd.	370,000	63,213
América Móvil, SAB de CV, Class B (ADR)	2,638,759	49,239
Singapore Telecommunications, Ltd.	25,956,500	48,635
MTN Group, Ltd.	4,006,710	19,830
		4,910,213

Utilities 0.92%
Engie SA	27,060,255	452,798
ENN Energy Holdings, Ltd.[1]	56,824,907	437,790
E.ON SE	11,369,376	158,046
Equatorial Energia SA, ordinary nominative shares	22,053,680	143,129
National Grid PLC	3,635,557	48,915
Iberdrola, SA, non-registered shares	2,345,936	29,093
Enel SpA	4,142,015	27,343
		1,297,114

Real estate 0.64%
Goodman Logistics (HK), Ltd. REIT	14,178,753	312,390
ESR Group, Ltd.[1]	223,482,800	238,990
Mitsubishi Estate Co., Ltd.	5,035,900	92,631
KE Holdings, Inc., Class A (ADR)	6,417,685	88,115
Ayala Land, Inc.	150,304,607	86,228
Mitsui Fudosan Co., Ltd.	7,644,900	83,201
		901,555

Total common stocks (cost: $85,713,873,000)		136,265,892

Preferred securities 0.48%
Consumer discretionary 0.25%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	3,483,403	346,795

Health care 0.10%
Sartorius AG, nonvoting non-registered preferred shares	212,310	84,428
Grifols, SA, Class B, nonvoting non-registered preferred shares[2]	8,673,379	56,471
		140,899

Financials 0.09%
Itaú Unibanco Holding SA, preferred nominative shares	19,532,856	134,908

EuroPacific Growth Fund	11

Preferred securities (continued)	Shares	Value (000)
Information technology 0.04%
Samsung Electronics Co., Ltd., nonvoting preferred shares	936,000	$47,278
Canva, Inc., Series A, noncumulative preferred shares[2,4,5]	3,308	3,528
Canva, Inc., Series A-3, noncumulative preferred shares[2,4,5]	133	142
Canva, Inc., Series A-4, noncumulative preferred shares[2,4,5]	11	12
Canva, Inc., Series A-5, noncumulative preferred shares[2,4,5]	9	10
		50,970

Total preferred securities (cost: $635,185,000)		673,572

Rights & warrants 0.02%
Consumer discretionary 0.02%
Midea Group Co., Ltd., warrants, expire 3/19/2025[2,7]	3,154,400	28,029

Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[2,4]	108,820	—	[6]

Total rights & warrants (cost: $26,826,000)		28,029

Short-term securities 3.31%
Money market investments 3.21%
Capital Group Central Cash Fund 5.37%[1,8]	45,328,779	4,531,065

Money market investments purchased with collateral from securities on loan 0.10%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.26%[8,9]	21,400,000	21,400
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.20%[8,9]	20,000,000	20,000
Capital Group Central Cash Fund 5.37%[1,8,9]	169,103	16,903
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.23%[8,9]	16,337,758	16,339
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.22%[8,9]	15,700,000	15,700
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.20%[8,9]	14,300,000	14,300
Fidelity Investments Money Market Government Portfolio, Class I 5.21%[8,9]	14,300,000	14,300
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.20%[8,9]	14,300,000	14,300
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.26%[8,9]	10,000,000	10,000
		143,242

Total short-term securities (cost: $4,675,973,000)		4,674,307
Total investment securities 100.33% (cost: $91,051,857,000)		141,641,800
Other assets less liabilities (0.33)%		(459,507)

Net assets 100.00%		$141,182,293

12	EuroPacific Growth Fund

Investments in affiliates1

	Value at 4/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 3/31/2024 (000)	Dividend or interest income (000)
Common stocks 4.07%
Industrials 1.33%
Kingspan Group PLC	$688,557	$312,051	$291,608	$(21,983)	$255,308	$942,325	$6,015
Melrose Industries PLC	668,036	25,021	256,441	4,308	495,242	936,166	6,960
						1,878,491
Information technology 0.00%
NICE, Ltd.[10]	51,750	—	41,873	8,647	(18,524)	—	—
NICE, Ltd. (ADR)[2,3,11]	896,614	—	413,431	(800)	1,476	—	—
						—
Consumer discretionary 1.56%
Flutter Entertainment PLC[2]	1,874,750	1,261,353	1,178,958	27,425	129,085	2,113,655	—
Flutter Entertainment PLC (CDI)[10]	—	1,222,505	1,229,329	6,824	—	—	—
Dowlais Group PLC	—	250,330	19,958	(21,251)	(117,056)	92,065	1,915
						2,205,720
Materials 0.70%
First Quantum Minerals, Ltd.	1,163,840	78,445	117,649	(34,759)	(580,670)	509,207	8,022
Lundin Mining Corp.	320,997	—	6,132	(206)	160,940	475,599	12,435
						984,806
Energy 0.00%
Canadian Natural Resources, Ltd. (CAD denominated)[11]	3,254,271	172,824	1,619,523	481,924	336,445	—	116,923
Communication services 0.00%
Sea, Ltd., Class A (ADR)[10]	2,904,270	13,379	1,644,917	(288,901)	(983,831)	—	—
Utilities 0.31%
ENN Energy Holdings, Ltd.	760,808	15,581	8,918	3,955	(333,636)	437,790	20,586
Real estate 0.17%
ESR Group, Ltd.	247,664	114,064	3,779	(3,059)	(115,900)	238,990	4,396
Total common stocks						5,745,797
Short-term securities 3.22%
Money market investments 3.21%
Capital Group Central Cash Fund 5.37%[8]	7,430,845	14,535,123	17,433,142	981	(2,742)	4,531,065	310,778
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.37%[8,9]	50,797		33,89412			16,903	—	[13]
Total short-term securities						4,547,968
Total 7.29%				$163,105	$(773,863)	$10,293,765	$488,030

EuroPacific Growth Fund	13

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ivanhoe Mines, Ltd., Class A2	12/18/2023	$230,721	$306,908	.22%
Checkout Payments Group, Ltd., Class B2,4	1/11/2022	148,840	47,736	.03
Canva, Inc.[2,4]	8/26/2021-11/4/2021	64,403	40,297	.03
Canva, Inc., Series A, noncumulative preferred shares[2,4]	11/4/2021	5,639	3,528	.0014
Canva, Inc., Series A-3, noncumulative preferred shares[2,4]	11/4/2021	227	142	.0014
Canva, Inc., Series A-4, noncumulative preferred shares[2,4]	11/4/2021	19	12	.0014
Canva, Inc., Series A-5, noncumulative preferred shares[2,4]	11/4/2021	15	10	.0014
Total		$449,864	$398,633	.28%

[1]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[2]	Security did not produce income during the last 12 months.
[3]	All or a portion of this security was on loan. The total value of all such securities was $252,005,000, which represented .18% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $398,633,000, which represented .28% of the net assets of the fund.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $28,029,000, which represented .02% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 3/31/2024.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Affiliated issuer during the reporting period but no longer held at 3/31/2024.
[11]	Affiliated issuer during the reporting period but no longer an affiliate at 3/31/2024. Refer to the investment portfolio for the security value at 3/31/2024.
[12]	Represents net activity. Refer to Note 5 for more information on securities lending.
[13]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[14]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

14	EuroPacific Growth Fund

Financial statements

Statement of assets and liabilities at March 31, 2024
(dollars in thousands)

Assets:
Investment securities, at value (includes $252,005 of investment securities on loan):
Unaffiliated issuers (cost: $81,662,432)	$131,348,035
Affiliated issuers (cost: $9,389,425)	10,293,765	$141,641,800
Cash		32,776
Cash denominated in currencies other than U.S. dollars (cost: $12,837)		12,837
Receivables for:
Sales of investments	319,588
Sales of fund’s shares	147,834
Dividends	412,189
Securities lending income	205
Other	3	879,819
		142,567,232
Liabilities:
Collateral for securities on loan		143,242
Payables for:
Purchases of investments	442,538
Repurchases of fund’s shares	273,579
Investment advisory services	49,517
Services provided by related parties	13,653
Trustees’ deferred compensation	5,232
U.S. and non-U.S. taxes	449,994
Other	7,184	1,241,697
Net assets at March 31, 2024		$141,182,293

Net assets consist of:
Capital paid in on shares of beneficial interest		$89,580,926
Total distributable earnings (accumulated loss)		51,601,367
Net assets at March 31, 2024		$141,182,293

Refer to the notes to financial statements.

EuroPacific Growth Fund	15

Financial statements (continued)

Statement of assets and liabilities at March 31, 2024 (continued)
(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,404,590 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$21,055,121	358,188		$58.78
Class C	307,501	5,440		56.53
Class T	12	—	*	58.86
Class F-1	1,381,968	23,623		58.50
Class F-2	21,871,909	372,852		58.66
Class F-3	16,781,713	284,898		58.90
Class 529-A	1,355,504	23,417		57.89
Class 529-C	29,179	523		55.84
Class 529-E	49,564	867		57.14
Class 529-T	16	—	*	58.83
Class 529-F-1	11	—	*	57.82
Class 529-F-2	210,504	3,582		58.77
Class 529-F-3	52	1		58.71
Class R-1	106,219	1,921		55.30
Class R-2	680,160	12,201		55.75
Class R-2E	67,258	1,165		57.73
Class R-3	1,650,054	28,883		57.13
Class R-4	3,160,792	55,133		57.33
Class R-5E	790,030	13,543		58.33
Class R-5	3,526,758	60,015		58.76
Class R-6	68,157,968	1,158,338		58.84

*	Amount less than one thousand.

Refer to the notes to financial statements.

16	EuroPacific Growth Fund

Financial statements (continued)

Statement of operations for the year ended March 31, 2024	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $203,103; also includes $488,030 from affiliates)	$2,748,817
Interest from unaffiliated issuers	5,572
Securities lending income (net of fees)	3,859	$2,758,248
Fees and expenses*:
Investment advisory services	561,936
Distribution services	80,362
Transfer agent services	68,111
Administrative services	40,393
529 plan services	913
Reports to shareholders	3,070
Registration statement and prospectus	1,140
Trustees’ compensation	1,463
Auditing and legal	474
Custodian	14,044
Other	267	772,173
Net investment income		1,986,075

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $170,306):
Unaffiliated issuers	6,247,833
Affiliated issuers	163,105
In-kind redemptions	917,060
Currency transactions	(10,001)	7,317,997
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $417,930):
Unaffiliated issuers	8,646,677
Affiliated issuers	(773,863)
Currency translations	(3,839)	7,868,975
Net realized gain (loss) and unrealized appreciation (depreciation)		15,186,972

Net increase (decrease) in net assets resulting from operations		$17,173,047

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31,
	2024	2023
Operations:
Net investment income	$1,986,075	$2,569,859
Net realized gain (loss)	7,317,997	(1,263,352)
Net unrealized appreciation (depreciation)	7,868,975	(8,285,713)
Net increase (decrease) in net assets resulting from operations	17,173,047	(6,979,206)

Distributions paid to shareholders	(5,120,514)	(2,567,051)

Net capital share transactions	(10,452,545)	(14,606,638)

Total increase (decrease) in net assets	1,599,988	(24,152,895)

Net assets:
Beginning of year	139,582,305	163,735,200
End of year	$141,182,293	$139,582,305

Refer to the notes to financial statements.

EuroPacific Growth Fund	17

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

18	EuroPacific Growth Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

EuroPacific Growth Fund	19

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of March 31, 2024 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$24,608,781	$—	$—		$24,608,781
Information technology	24,425,163	—	40,297		24,465,460
Financials	18,241,940	—	47,736		18,289,676
Consumer discretionary	16,684,984	—	—		16,684,984
Health care	16,142,320	—	—		16,142,320
Materials	11,806,075	—	—		11,806,075
Energy	8,878,297	—	—	*	8,878,297
Consumer staples	8,281,417	—	—		8,281,417
Communication services	4,910,213	—	—		4,910,213
Utilities	1,297,114	—	—		1,297,114
Real estate	901,555	—	—		901,555
Preferred securities	669,880	—	3,692		673,572
Rights & warrants	—	28,029	—	*	28,029
Short-term securities	4,674,307	—	—		4,674,307
Total	$141,522,046	$28,029	$91,725		$141,641,800

*	Amount less than one thousand.

20	EuroPacific Growth Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

EuroPacific Growth Fund	21

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of March 31, 2024, the total value of securities on loan was $252,005,000, and the total value of collateral received was $261,427,000. Collateral received includes cash of $143,242,000 and U.S. government securities of $118,185,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

22	EuroPacific Growth Fund

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended March 31, 2024, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years (“EU reclaims”). These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended March 31, 2024, the fund recognized $12,604,000 in EU reclaims (net of $979,000 in fees and the effect of realized gain or loss from currency translations) and $1,135,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. For U.S. income tax purposes, EU reclaims received by the fund reduce the amount of foreign taxes that a fund may pass through to its shareholders to be utilized as tax deductions or credit on their income tax returns. If the fund receives EU reclaims and either does not pass through foreign taxes in the current year or EU reclaims received exceed foreign taxes for the year, and the fund previously passed through the refunded EU taxes to its shareholders, the fund will enter into a closing agreement with the Internal Revenue Service (“IRS”) in order to satisfy potential tax liability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2024, the fund reclassified $1,149,454,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. The fund also utilized capital loss carryforward of $1,951,631,000.

As of March 31, 2024, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$566,390
Undistributed long-term capital gains	2,668,016
Post-October capital loss deferral*	(771,450)
Gross unrealized appreciation on investments	52,572,550
Gross unrealized depreciation on investments	(3,008,831)
Net unrealized appreciation (depreciation) on investments	49,563,719
Cost of investments	92,078,081

*	This deferral is considered incurred in the subsequent year.

EuroPacific Growth Fund	23

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended March 31, 2024						Year ended March 31, 2023
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$323,248		$380,660		$703,908		$221,555		$108,575		$330,130
Class C	2,769		6,152		8,921		2,112		2,357		4,469
Class T	—	†	—	†	—	†	—	†	—	†	—	†
Class F-1	21,500		25,281		46,781		16,205		8,324		24,529
Class F-2	389,651		391,146		780,797		254,810		110,961		365,771
Class F-3	311,408		299,402		610,810		206,837		83,944		290,781
Class 529-A	20,889		24,777		45,666		14,338		7,048		21,386
Class 529-C	244		594		838		195		259		454
Class 529-E	675		926		1,601		465		263		728
Class 529-T	—	†	—	†	—	†	—	†	—	†	—	†
Class 529-F-1	—	†	—	†	—	†	—	†	—	†	—	†
Class 529-F-2	3,666		3,693		7,359		2,300		932		3,232
Class 529-F-3	—	†	—	†	—	†	—	†	—	†	—	†
Class R-1	1,009		2,046		3,055		697		670		1,367
Class R-2	6,946		13,048		19,994		4,283		3,164		7,447
Class R-2E	787		1,217		2,004		512		337		849
Class R-3	22,171		30,897		53,068		16,186		10,136		26,322
Class R-4	54,585		62,551		117,136		43,638		21,713		65,351
Class R-5E	15,277		15,629		30,906		12,521		5,108		17,629
Class R-5	70,342		68,025		138,367		56,977		23,881		80,858
Class R-6	1,305,083		1,244,220		2,549,303		959,276		366,472		1,325,748
Total	$2,550,250		$2,570,264		$5,120,514		$1,812,907		$754,144		$2,567,051

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.392% on such assets in excess of $186 billion. For the year ended March 31, 2024, the investment advisory services fees were $561,936,000, which were equivalent to an annualized rate of 0.417% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

24	EuroPacific Growth Fund

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of March 31, 2024, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended March 31, 2024, the 529 plan services fees were $913,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

EuroPacific Growth Fund	25

For the year ended March 31, 2024, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$47,864	$28,255		$5,980		Not applicable
Class C	3,227	442		98		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,417	2,045		415		Not applicable
Class F-2	Not applicable	22,287		6,100		Not applicable
Class F-3	Not applicable	324		4,644		Not applicable
Class 529-A	2,864	1,595		386		$754
Class 529-C	315	41		10		19
Class 529-E	234	37		14		28
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	96		57		112
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	1,044	106		31		Not applicable
Class R-2	4,646	2,166		186		Not applicable
Class R-2E	373	127		19		Not applicable
Class R-3	7,994	2,448		482		Not applicable
Class R-4	8,384	3,503		1,011		Not applicable
Class R-5E	Not applicable	1,304		249		Not applicable
Class R-5	Not applicable	1,953		1,106		Not applicable
Class R-6	Not applicable	1,382		19,605		Not applicable
Total class-specific expenses	$80,362	$68,111		$40,393		$913

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,463,000 in the fund’s statement of operations reflects $652,000 in current fees (either paid in cash or deferred) and a net increase of $811,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended March 31, 2024, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,370,355,000 and $1,488,376,000, respectively, which generated $265,137,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended March 31, 2024.

26	EuroPacific Growth Fund

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2024

Class A	$943,106	17,377	$688,261		12,787		$(2,685,496)	(49,555)	$(1,054,129)	(19,391)
Class C	29,451	565	8,877		171		(127,744)	(2,451)	(89,416)	(1,715)
Class T	—	—	—		—		—	—	—	—
Class F-1	85,786	1,575	45,470		849		(352,122)	(6,593)	(220,866)	(4,169)
Class F-2	3,764,600	70,034	753,004		14,025		(4,498,259)	(83,216)	19,345	843
Class F-3	2,325,069	43,030	558,564		10,365		(2,850,852)	(52,470)	32,781	925
Class 529-A	89,130	1,670	45,650		861		(218,625)	(4,093)	(83,845)	(1,562)
Class 529-C	5,902	115	838		17		(17,727)	(345)	(10,987)	(213)
Class 529-E	3,603	68	1,601		31		(8,721)	(166)	(3,517)	(67)
Class 529-T	—	—	1		—	†	—	—	1	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	31,687	585	7,358		137		(33,136)	(609)	5,909	113
Class 529-F-3	41	1	—	†	—	†	—	—	41	1
Class R-1	12,436	244	3,055		60		(29,520)	(579)	(14,029)	(275)
Class R-2	170,651	3,380	19,987		390		(180,387)	(3,512)	10,251	258
Class R-2E	13,619	258	2,004		38		(16,821)	(317)	(1,198)	(21)
Class R-3	212,612	4,046	52,997		1,013		(476,768)	(9,069)	(211,159)	(4,010)
Class R-4	442,702	8,429	117,137		2,231		(1,342,309)	(25,312)	(782,470)	(14,652)
Class R-5E	170,069	3,178	30,904		578		(366,453)	(6,907)	(165,480)	(3,151)
Class R-5	367,871	6,805	138,055		2,567		(1,385,815)	(25,807)	(879,889)	(16,435)
Class R-6	9,024,999	166,717	2,543,428		47,238		(18,572,315)	(342,647)	(7,003,888)	(128,692)
Total net increase (decrease)	$17,693,334	328,077	$5,017,191		93,358		$(33,163,070)	(613,648)	$(10,452,545)	(192,213)

Refer to the end of the table for footnotes.

EuroPacific Growth Fund	27

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2023

Class A	$870,163	17,294	$322,091		6,548		$(2,939,573)	(58,968)	$(1,747,319)	(35,126)
Class C	32,645	671	4,441		94		(143,037)	(2,965)	(105,951)	(2,200)
Class T	—	—	—		—		—	—	—	—
Class F-1	103,734	2,083	23,688		484		(398,679)	(7,977)	(271,257)	(5,410)
Class F-2	3,963,028	79,235	350,797		7,146		(7,628,755)	(153,600)	(3,314,930)	(67,219)
Class F-3	3,027,141	60,603	262,610		5,330		(4,920,491)	(98,933)	(1,630,740)	(33,000)
Class 529-A	87,053	1,758	21,379		441		(186,220)	(3,777)	(77,788)	(1,578)
Class 529-C	6,301	132	453		10		(20,805)	(436)	(14,051)	(294)
Class 529-E	3,058	63	728		15		(6,902)	(141)	(3,116)	(63)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	26,562	528	3,233		66		(28,431)	(578)	1,364	16
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	14,336	301	1,366		30		(30,529)	(645)	(14,827)	(314)
Class R-2	134,872	2,868	7,445		159		(137,384)	(2,876)	4,933	151
Class R-2E	10,601	216	849		17		(16,003)	(326)	(4,553)	(93)
Class R-3	245,850	5,055	26,293		550		(597,138)	(12,213)	(324,995)	(6,608)
Class R-4	492,635	10,165	65,306		1,360		(1,297,109)	(26,512)	(739,168)	(14,987)
Class R-5E	196,991	3,966	17,628		361		(367,041)	(7,289)	(152,422)	(2,962)
Class R-5	430,996	8,588	80,681		1,641		(1,275,643)	(25,562)	(763,966)	(15,333)
Class R-6	9,176,005	183,062	1,323,491		26,879		(15,947,348)	(316,060)	(5,447,852)	(106,119)
Total net increase (decrease)	$18,821,971	376,588	$2,512,479		51,131		$(35,941,088)	(718,858)	$(14,606,638)	(291,139)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $38,567,867,000 and $49,008,814,000, respectively, during the year ended March 31, 2024.

28	EuroPacific Growth Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
3/31/2024	$53.82	$.65	$6.26	$6.91	$(.89)	$(1.06)	$(1.95)	$58.78	13.07%	$21,055		.84%		.84%		1.21%
3/31/2023	56.81	.80	(2.94)	(2.14)	(.58)	(.27)	(.85)	53.82	(3.62)	20,320		.84		.84		1.60
3/31/2022	68.98	.57	(6.39)	(5.82)	(.94)	(5.41)	(6.35)	56.81	(9.65)	23,445		.80		.80		.85
3/31/2021	43.13	.34	25.63	25.97	(.12)	—	(.12)	68.98	60.22	27,945		.83		.83		.58
3/31/2020	50.99	.53	(6.84)	(6.31)	(.58)	(.97)	(1.55)	43.13	(13.03)	19,075		.84		.84		1.02
Class C:
3/31/2024	51.79	.25	6.02	6.27	(.47)	(1.06)	(1.53)	56.53	12.23	307		1.59		1.59		.48
3/31/2023	54.77	.43	(2.86)	(2.43)	(.28)	(.27)	(.55)	51.79	(4.35)	371		1.58		1.58		.89
3/31/2022	66.76	.07	(6.15)	(6.08)	(.50)	(5.41)	(5.91)	54.77	(10.32)	512		1.55		1.55		.11
3/31/2021	41.98	(.09)	24.87	24.78	—	—	—	66.76	59.03	706		1.56		1.56		(.15)
3/31/2020	49.70	.15	(6.69)	(6.54)	(.21)	(.97)	(1.18)	41.98	(13.68)	654		1.58		1.58		.30
Class T:
3/31/2024	53.89	.81	6.27	7.08	(1.05)	(1.06)	(2.11)	58.86	13.36 [5]	—	[6]	.56	[5]	.56	[5]	1.48	[5]
3/31/2023	56.86	.93	(2.95)	(2.02)	(.68)	(.27)	(.95)	53.89	(3.37)[5]	—	[6]	.57	[5]	.57	[5]	1.84	[5]
3/31/2022	69.04	.73	(6.40)	(5.67)	(1.10)	(5.41)	(6.51)	56.86	(9.45)[5]	—	[6]	.57	[5]	.57	[5]	1.09	[5]
3/31/2021	43.13	.49	25.65	26.14	(.23)	—	(.23)	69.04	60.61 [5]	—	[6]	.58	[5]	.58	[5]	.82	[5]
3/31/2020	50.99	.65	(6.82)	(6.17)	(.72)	(.97)	(1.69)	43.13	(12.82)[5]	—	[6]	.59	[5]	.59	[5]	1.25	[5]
Class F-1:
3/31/2024	53.56	.65	6.23	6.88	(.88)	(1.06)	(1.94)	58.50	13.02	1,382		.86		.86		1.21
3/31/2023	56.53	.80	(2.93)	(2.13)	(.57)	(.27)	(.84)	53.56	(3.61)	1,489		.85		.85		1.61
3/31/2022	68.67	.55	(6.38)	(5.83)	(.90)	(5.41)	(6.31)	56.53	(9.71)	1,877		.84		.84		.81
3/31/2021	42.93	.33	25.51	25.84	(.10)	—	(.10)	68.67	60.21	2,439		.84		.84		.56
3/31/2020	50.75	.53	(6.82)	(6.29)	(.56)	(.97)	(1.53)	42.93	(13.05)	2,259		.85		.85		1.02
Class F-2:
3/31/2024	53.71	.79	6.27	7.06	(1.05)	(1.06)	(2.11)	58.66	13.36	21,872		.57		.57		1.47
3/31/2023	56.66	.95	(2.95)	(2.00)	(.68)	(.27)	(.95)	53.71	(3.36)	19,982		.57		.57		1.89
3/31/2022	68.83	.73	(6.38)	(5.65)	(1.11)	(5.41)	(6.52)	56.66	(9.44)	24,887		.57		.57		1.08
3/31/2021	43.00	.50	25.56	26.06	(.23)	—	(.23)	68.83	60.61	26,751		.57		.57		.83
3/31/2020	50.83	.66	(6.81)	(6.15)	(.71)	(.97)	(1.68)	43.00	(12.80)	18,607		.59		.59		1.27
Class F-3:
3/31/2024	53.93	.86	6.27	7.13	(1.10)	(1.06)	(2.16)	58.90	13.50	16,782		.46		.46		1.58
3/31/2023	56.87	1.00	(2.95)	(1.95)	(.72)	(.27)	(.99)	53.93	(3.25)	15,313		.46		.46		1.98
3/31/2022	69.06	.80	(6.40)	(5.60)	(1.18)	(5.41)	(6.59)	56.87	(9.34)	18,026		.46		.46		1.19
3/31/2021	43.12	.56	25.66	26.22	(.28)	—	(.28)	69.06	60.78	19,700		.46		.46		.94
3/31/2020	50.98	.70	(6.82)	(6.12)	(.77)	(.97)	(1.74)	43.12	(12.70)	12,239		.47		.47		1.34
Class 529-A:
3/31/2024	53.03	.63	6.17	6.80	(.88)	(1.06)	(1.94)	57.89	13.04	1,355		.87		.87		1.18
3/31/2023	56.00	.78	(2.91)	(2.13)	(.57)	(.27)	(.84)	53.03	(3.66)	1,325		.87		.87		1.57
3/31/2022	68.08	.55	(6.29)	(5.74)	(.93)	(5.41)	(6.34)	56.00	(9.67)	1,487		.83		.83		.83
3/31/2021	42.58	.32	25.30	25.62	(.12)	—	(.12)	68.08	60.16	1,736		.85		.85		.55
3/31/2020	50.35	.51	(6.75)	(6.24)	(.56)	(.97)	(1.53)	42.58	(13.05)	1,096		.87		.87		.98

Refer to the end of the table for footnotes.

EuroPacific Growth Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
3/31/2024	$51.16	$.23	$5.93	$6.16	$(.42)	$(1.06)	$(1.48)	$55.84	12.19%	$29		1.63%		1.63%		.45%
3/31/2023	54.10	.40	(2.83)	(2.43)	(.24)	(.27)	(.51)	51.16	(4.40)	38		1.64		1.64		.84
3/31/2022	66.00	.04	(6.08)	(6.04)	(.45)	(5.41)	(5.86)	54.10	(10.37)	56		1.60		1.60		.06
3/31/2021	41.51	(.08)	24.57	24.49	—	—	—	66.00	59.00	83		1.60		1.60		(.15)
3/31/2020	49.18	.13	(6.62)	(6.49)	(.21)	(.97)	(1.18)	41.51	(13.72)	148		1.61		1.61		.26
Class 529-E:
3/31/2024	52.37	.50	6.09	6.59	(.76)	(1.06)	(1.82)	57.14	12.78	50		1.10		1.10		.96
3/31/2023	55.34	.66	(2.87)	(2.21)	(.49)	(.27)	(.76)	52.37	(3.86)	49		1.09		1.09		1.34
3/31/2022	67.36	.39	(6.23)	(5.84)	(.77)	(5.41)	(6.18)	55.34	(9.90)	55		1.07		1.07		.59
3/31/2021	42.15	.19	25.04	25.23	(.02)	—	(.02)	67.36	59.81	67		1.07		1.07		.34
3/31/2020	49.87	.39	(6.70)	(6.31)	(.44)	(.97)	(1.41)	42.15	(13.24)	46		1.09		1.09		.77
Class 529-T:
3/31/2024	53.87	.77	6.27	7.04	(1.02)	(1.06)	(2.08)	58.83	13.33 [5]	—	[6]	.62	[5]	.62	[5]	1.42	[5]
3/31/2023	56.83	.90	(2.93)	(2.03)	(.66)	(.27)	(.93)	53.87	(3.41)[5]	—	[6]	.62	[5]	.62	[5]	1.80	[5]
3/31/2022	69.01	.69	(6.39)	(5.70)	(1.07)	(5.41)	(6.48)	56.83	(9.49)[5]	—	[6]	.62	[5]	.62	[5]	1.03	[5]
3/31/2021	43.12	.46	25.64	26.10	(.21)	—	(.21)	69.01	60.54 [5]	—	[6]	.63	[5]	.63	[5]	.77	[5]
3/31/2020	50.98	.63	(6.83)	(6.20)	(.69)	(.97)	(1.66)	43.12	(12.87)[5]	—	[6]	.64	[5]	.64	[5]	1.19	[5]
Class 529-F-1:
3/31/2024	52.98	.73	6.16	6.89	(.99)	(1.06)	(2.05)	57.82	13.25 [5]	—	[6]	.68	[5]	.68	[5]	1.36	[5]
3/31/2023	55.93	.86	(2.89)	(2.03)	(.65)	(.27)	(.92)	52.98	(3.48)[5]	—	[6]	.66	[5]	.66	[5]	1.75	[5]
3/31/2022	68.03	.66	(6.29)	(5.63)	(1.06)	(5.41)	(6.47)	55.93	(9.52)[5]	—	[6]	.65	[5]	.65	[5]	1.00	[5]
3/31/2021	42.54	.56	25.20	25.76	(.27)	—	(.27)	68.03	60.52 [5]	—	[6]	.63	[5]	.63	[5]	1.07	[5]
3/31/2020	50.32	.62	(6.75)	(6.13)	(.68)	(.97)	(1.65)	42.54	(12.86)	126		.64		.64		1.20
Class 529-F-2:
3/31/2024	53.81	.80	6.27	7.07	(1.05)	(1.06)	(2.11)	58.77	13.36	211		.57		.57		1.47
3/31/2023	56.77	.93	(2.94)	(2.01)	(.68)	(.27)	(.95)	53.81	(3.37)	187		.58		.58		1.86
3/31/2022	68.94	.71	(6.39)	(5.68)	(1.08)	(5.41)	(6.49)	56.77	(9.46)	196		.59		.59		1.06
3/31/2021[7,8]	57.39	.13	11.63	11.76	(.21)	—	(.21)	68.94	20.50 [9]	208		.25	[9]	.25	[9]	.19	[9]
Class 529-F-3:
3/31/2024	53.76	.92	6.15	7.07	(1.06)	(1.06)	(2.12)	58.71	13.42	—	[6]	.53		.53		1.69
3/31/2023	56.72	.94	(2.93)	(1.99)	(.70)	(.27)	(.97)	53.76	(3.35)	—	[6]	.53		.53		1.88
3/31/2022	68.89	.76	(6.38)	(5.62)	(1.14)	(5.41)	(6.55)	56.72	(9.38)	—	[6]	.52		.52		1.13
3/31/2021[7,8]	57.39	.16	11.62	11.78	(.28)	—	(.28)	68.89	20.54 [9]	—	[6]	.27	[9]	.22	[9]	.23	[9]
Class R-1:
3/31/2024	50.73	.25	5.89	6.14	(.51)	(1.06)	(1.57)	55.30	12.25	106		1.56		1.56		.50
3/31/2023	53.68	.42	(2.79)	(2.37)	(.31)	(.27)	(.58)	50.73	(4.30)	111		1.56		1.56		.89
3/31/2022	65.57	.07	(6.04)	(5.97)	(.51)	(5.41)	(5.92)	53.68	(10.34)	135		1.56		1.56		.10
3/31/2021	41.23	(.09)	24.43	24.34	—	—	—	65.57	59.03	182		1.57		1.57		(.16)
3/31/2020	48.86	.14	(6.56)	(6.42)	(.24)	(.97)	(1.21)	41.23	(13.68)	144		1.58		1.58		.29

Refer to the end of the table for footnotes.

30	EuroPacific Growth Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
3/31/2024	$51.18	$.24	$5.96	$6.20	$(.57)	$(1.06)	$(1.63)	$55.75	12.25%	$680	1.56%	1.56%	.47%
3/31/2023	54.18	.43	(2.81)	(2.38)	(.35)	(.27)	(.62)	51.18	(4.28)	611	1.52	1.52	.89
3/31/2022	66.17	.07	(6.08)	(6.01)	(.57)	(5.41)	(5.98)	54.18	(10.32)	639	1.55	1.55	.11
3/31/2021	41.60	(.08)	24.65	24.57	—	—	—	66.17	59.03	731	1.55	1.55	(.14)
3/31/2020	49.30	.14	(6.61)	(6.47)	(.26)	(.97)	(1.23)	41.60	(13.65)	534	1.57	1.57	.28
Class R-2E:
3/31/2024	52.90	.42	6.15	6.57	(.68)	(1.06)	(1.74)	57.73	12.59	67	1.27	1.27	.78
3/31/2023	55.91	.58	(2.90)	(2.32)	(.42)	(.27)	(.69)	52.90	(4.03)	63	1.27	1.27	1.17
3/31/2022	67.96	.27	(6.31)	(6.04)	(.60)	(5.41)	(6.01)	55.91	(10.09)	71	1.27	1.27	.40
3/31/2021	42.60	.08	25.28	25.36	—	—	—	67.96	59.50	105	1.27	1.27	.14
3/31/2020	50.42	.29	(6.76)	(6.47)	(.38)	(.97)	(1.35)	42.60	(13.40)	77	1.28	1.28	.56
Class R-3:
3/31/2024	52.36	.50	6.08	6.58	(.75)	(1.06)	(1.81)	57.13	12.75	1,650	1.11	1.11	.95
3/31/2023	55.32	.66	(2.88)	(2.22)	(.47)	(.27)	(.74)	52.36	(3.89)	1,722	1.11	1.11	1.34
3/31/2022	67.33	.36	(6.22)	(5.86)	(.74)	(5.41)	(6.15)	55.32	(9.93)	2,185	1.11	1.11	.55
3/31/2021	42.15	.17	25.01	25.18	—	—	—	67.33	59.74	2,838	1.12	1.12	.29
3/31/2020	49.86	.38	(6.70)	(6.32)	(.42)	(.97)	(1.39)	42.15	(13.28)	2,395	1.13	1.13	.75
Class R-4:
3/31/2024	52.53	.66	6.10	6.76	(.90)	(1.06)	(1.96)	57.33	13.08	3,161	.81	.81	1.24
3/31/2023	55.46	.80	(2.87)	(2.07)	(.59)	(.27)	(.86)	52.53	(3.59)	3,665	.81	.81	1.64
3/31/2022	67.49	.56	(6.25)	(5.69)	(.93)	(5.41)	(6.34)	55.46	(9.67)	4,701	.81	.81	.85
3/31/2021	42.19	.34	25.08	25.42	(.12)	—	(.12)	67.49	60.24	6,256	.81	.81	.60
3/31/2020	49.91	.54	(6.71)	(6.17)	(.58)	(.97)	(1.55)	42.19	(13.03)	5,278	.82	.82	1.04
Class R-5E:
3/31/2024	53.42	.77	6.21	6.98	(1.01)	(1.06)	(2.07)	58.33	13.33	790	.62	.62	1.44
3/31/2023	56.37	.90	(2.92)	(2.02)	(.66)	(.27)	(.93)	53.42	(3.42)	892	.62	.62	1.80
3/31/2022	68.47	.76	(6.41)	(5.65)	(1.04)	(5.41)	(6.45)	56.37	(9.49)	1,108	.62	.62	1.12
3/31/2021	42.77	.47	25.44	25.91	(.21)	—	(.21)	68.47	60.54	2,241	.61	.61	.81
3/31/2020	50.58	.62	(6.76)	(6.14)	(.70)	(.97)	(1.67)	42.77	(12.82)	1,745	.62	.62	1.20
Class R-5:
3/31/2024	53.80	.84	6.25	7.09	(1.07)	(1.06)	(2.13)	58.76	13.44	3,527	.52	.52	1.56
3/31/2023	56.74	.97	(2.94)	(1.97)	(.70)	(.27)	(.97)	53.80	(3.31)	4,113	.51	.51	1.94
3/31/2022	68.92	.78	(6.40)	(5.62)	(1.15)	(5.41)	(6.56)	56.74	(9.40)	5,208	.51	.51	1.16
3/31/2021	43.04	.53	25.61	26.14	(.26)	—	(.26)	68.92	60.74	7,032	.51	.51	.90
3/31/2020	50.88	.70	(6.82)	(6.12)	(.75)	(.97)	(1.72)	43.04	(12.75)	5,759	.52	.52	1.33
Class R-6:
3/31/2024	53.87	.86	6.27	7.13	(1.10)	(1.06)	(2.16)	58.84	13.48	68,158	.46	.46	1.59
3/31/2023	56.81	.99	(2.94)	(1.95)	(.72)	(.27)	(.99)	53.87	(3.25)	69,331	.46	.46	1.97
3/31/2022	69.00	.80	(6.40)	(5.60)	(1.18)	(5.41)	(6.59)	56.81	(9.35)	79,147	.46	.46	1.19
3/31/2021	43.08	.56	25.64	26.20	(.28)	—	(.28)	69.00	60.78	91,476	.46	.46	.94
3/31/2020	50.93	.71	(6.82)	(6.11)	(.77)	(.97)	(1.74)	43.08	(12.70)	60,141	.47	.47	1.36

Refer to the end of the table for footnotes.

EuroPacific Growth Fund	31

Financial highlights (continued)

	Year ended March 31,
	2024	2023	2022	2021	2020
Portfolio turnover rate for all share classes[10]	30%	34%	29%	32%	38%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

32	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the investment portfolio, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
May 9, 2024

We have served as the auditor of one or more American Funds investment companies since 1956.

EuroPacific Growth Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (October 1, 2023, through March 31, 2024).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	EuroPacific Growth Fund

Expense example (continued)

	Beginning account value 10/1/2023	Ending account value 3/31/2024	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,183.80	$4.64	.85%
Class A – assumed 5% return	1,000.00	1,020.75	4.29	.85
Class C – actual return	1,000.00	1,179.39	8.66	1.59
Class C – assumed 5% return	1,000.00	1,017.05	8.02	1.59
Class T – actual return	1,000.00	1,185.27	3.06	.56
Class T – assumed 5% return	1,000.00	1,022.20	2.83	.56
Class F-1 – actual return	1,000.00	1,183.56	4.64	.85
Class F-1 – assumed 5% return	1,000.00	1,020.75	4.29	.85
Class F-2 – actual return	1,000.00	1,185.33	3.11	.57
Class F-2 – assumed 5% return	1,000.00	1,022.15	2.88	.57
Class F-3 – actual return	1,000.00	1,186.10	2.51	.46
Class F-3 – assumed 5% return	1,000.00	1,022.70	2.33	.46
Class 529-A – actual return	1,000.00	1,183.63	4.75	.87
Class 529-A – assumed 5% return	1,000.00	1,020.65	4.39	.87
Class 529-C – actual return	1,000.00	1,179.30	8.77	1.61
Class 529-C – assumed 5% return	1,000.00	1,016.95	8.12	1.61
Class 529-E – actual return	1,000.00	1,182.21	5.95	1.09
Class 529-E – assumed 5% return	1,000.00	1,019.55	5.50	1.09
Class 529-T – actual return	1,000.00	1,184.98	3.50	.64
Class 529-T – assumed 5% return	1,000.00	1,021.80	3.23	.64
Class 529-F-1 – actual return	1,000.00	1,184.72	3.71	.68
Class 529-F-1 – assumed 5% return	1,000.00	1,021.60	3.44	.68
Class 529-F-2 – actual return	1,000.00	1,185.27	3.22	.59
Class 529-F-2 – assumed 5% return	1,000.00	1,022.05	2.98	.59
Class 529-F-3 – actual return	1,000.00	1,185.49	2.90	.53
Class 529-F-3 – assumed 5% return	1,000.00	1,022.35	2.68	.53
Class R-1 – actual return	1,000.00	1,179.59	8.50	1.56
Class R-1 – assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class R-2 – actual return	1,000.00	1,179.47	8.50	1.56
Class R-2 – assumed 5% return	1,000.00	1,017.20	7.87	1.56
Class R-2E – actual return	1,000.00	1,181.28	6.93	1.27
Class R-2E – assumed 5% return	1,000.00	1,018.65	6.41	1.27
Class R-3 – actual return	1,000.00	1,182.00	6.06	1.11
Class R-3 – assumed 5% return	1,000.00	1,019.45	5.60	1.11
Class R-4 – actual return	1,000.00	1,183.74	4.48	.82
Class R-4 – assumed 5% return	1,000.00	1,020.90	4.14	.82
Class R-5E – actual return	1,000.00	1,185.10	3.39	.62
Class R-5E – assumed 5% return	1,000.00	1,021.90	3.13	.62
Class R-5 – actual return	1,000.00	1,185.86	2.79	.51
Class R-5 – assumed 5% return	1,000.00	1,022.45	2.58	.51
Class R-6 – actual return	1,000.00	1,185.80	2.51	.46
Class R-6 – assumed 5% return	1,000.00	1,022.70	2.33	.46

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

EuroPacific Growth Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended March 31, 2024:

Long-term capital gains	$2,570,264,000
Foreign taxes	$0.15 per share
Foreign source income	$1.08 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$280,843,000
Corporate dividends received deduction	$44,772,000
U.S. government income that may be exempt from state taxation	$97,925,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2025, to determine the calendar year amounts to be included on their 2024 tax returns. Shareholders should consult their tax advisors.

36	EuroPacific Growth Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) through November 30, 2024. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interactions with CRMC and information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through March 31, 2023. They generally placed greater emphasis on investment results over longer-term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

EuroPacific Growth Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that CRMC bears the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology, as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of a number of large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	EuroPacific Growth Fund

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

EuroPacific Growth Fund	39

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	28	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	30	América Móvil, SAB de CV (telecommunications company); Kimberly-Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1992	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	Strategic Advisor to the CEO, Canoo Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	8	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	8	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Carl M. Kawaja, 1964 Co-President	2003	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company	3	None
Joanna F. Jonsson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Vice Chair and Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Refer to page 42 for footnotes.

40	EuroPacific Growth Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Gerald Du Manoir, 1966 Co-President	2020	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Vice President, Capital Guardian (Canada), Inc.[7]
Christopher Thomsen, 1970 Co-President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Walt Burkley, 1966 Principal Executive Officer	2012	Senior Vice President and General Counsel — Legal and Compliance Group, Capital Research and Management Company; General Counsel and Secretary, The Capital Group Companies, Inc.[7];
		Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Legal and Compliance Group, Capital Research and Management Company
Noriko Honda Chen, 1967 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company;
Chair, President, Principal Executive Officer and Director, Capital Research Company [7];
		Director, The Capital Group Companies, Inc.[7]; Director, Capital International K.K.[7]
Nicholas J. Grace, 1966 Senior Vice President	2004	Partner — Capital Research Global Investors, Capital Research Company[7]
Lawrence Kymisis, 1970 Senior Vice President	2019	Partner — Capital World Investors, Capital Research Company[7]
Harold H. La, 1970 Senior Vice President	2022	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Sung Lee, 1966 Senior Vice President	2003	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[7]; Director, The Capital Group Companies, Inc.[7]
Samir Parekh, 1974 Senior Vice President	2023	Partner — Capital International Investors, Capital International, Inc.[7]
Lara Pellini, 1975 Senior Vice President	2015	Partner — Capital World Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Andrew B. Suzman, 1967 Senior Vice President	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]
Tomonori Tani, 1977 Senior Vice President	2023	Partner — Capital World Investors, Capital Research and Management Company

Refer to page 42 for footnotes.

EuroPacific Growth Fund	41

Other officers (continued)6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Leo Hee, 1971 Vice President	2014	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Legal and Compliance Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Legal and Compliance Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of Lawrence Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

42	EuroPacific Growth Fund

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EuroPacific Growth Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

45 Fremont Street, 26th Floor
San Francisco, CA 94105-2223

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	EuroPacific Growth Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

EuroPacific Growth Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of EuroPacific Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

On or around July 1, 2024, American Funds Distributors, Inc. will be renamed Capital Client Group, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 84% of 10-year periods and 97% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2023.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2023. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2023. Thirteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how a security and an index move in relation to each other. A correlation ranges from -1 to 1. A positive correlation close to 1 implies that as one moved, either up or down, the other moved in “lockstep,” in the same direction. A negative correlation close to -1 indicates the two have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 55% of the time, based on the 20-year period ended December 31, 2023, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

Capital Group manages equity assets through three investment groups. These groups make investment and proxy voting decisions independently. Fixed income investment professionals provide fixed income research and investment management across the Capital organization; however, for securities with equity characteristics, they act solely on behalf of one of the three equity investment groups.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at capitalgroup.com.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

		EUPAC

Registrant:
a) Audit Fees:
Audit	2023	134,000
	2024	144,000

b) Audit-Related Fees:
	2023	24,000
	2024	22,000

c) Tax Fees:
	2023	46,000
	2024	84,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2023	None
	2024	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2023	2,177,000
	2024	2,128,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2023	394,000
	2024	None
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2023	None
	2024	None

The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,641,000 for fiscal year 2023 and $2,233,000 for fiscal year 2024. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

i) Not applicable.

j) Not applicable.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 13 – Exhibits

(a)(1)	Code of Ethics – See Item 2

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EUROPACIFIC GROWTH FUND

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: May 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: May 31, 2024

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: May 31, 2024